UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05385

Deutsche Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2016

Annual Report
to Shareholders

Deutsche Mid Cap Value Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

17 Statement of Assets and Liabilities

19 Statement of Operations

20 Statements of Changes in Net Assets

21 Financial Highlights

26 Notes to Financial Statements

38 Report of Independent Registered Public Accounting Firm

39 Information About Your Fund's Expenses

41 Tax Information

42 Advisory Agreement Board Considerations and Fee Evaluation

46 Board Members and Officers

51 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Deutsche Mid Cap Value Fund returned 4.80% during the 12-month period ended November 30, 2016, trailing the 14.25% return of its benchmark, the Russell Midcap® Value Index. However, the fund outperformed the average return of the funds in its Morningstar peer group, Mid-Cap Value, in the three-, five- and 10-year intervals ended November 30, 2016.

Investment Process

In choosing stocks, we focus on individual security selection rather than industry selection. We use an active process that combines financial analysis with company visits to evaluate management and strategies. Company research lies at the heart of the investment process. We emphasize individual selection of stocks across all economic sectors, focusing on companies that we believe have strong management, identifiable catalysts (e.g., acquisitions or new products) and valuations that offer an attractive risk/reward trade-off. We utilize multiple sources for idea generation, as we believe quantitative screens by themselves are not robust enough to consistently source attractive investment ideas.

Mid-cap stocks performed very well and outpaced large caps by a comfortable margin in the past year. Although the market experienced meaningful weakness in the first two months of the period due to concerns about slowing global growth, stocks embarked on a sustained rally from mid-February onward. The initial spark for the recovery came from favorable shifts in global central bank policy, which rekindled investors’ risk appetites and fueled a rebound in global equities. As the year progressed, the markets gained steam as economic data began to show evidence of improving growth. The U.S. economy, in particular, displayed continued strength in relation to the rest of the world, providing a tailwind to small- and mid-sized companies that earn the bulk of their revenues in the United States. Political uncertainty caused the rally to stall in September and October, but the market surged in the final month of the period as the election’s surprising result raised hopes for improved economic growth. The benchmark index rose 6.26% in November alone, adding significantly to its 12-month return.

Performance Attribution

While mid-cap stocks finished with strong returns, the fund did not fully participate in the gains. We recognize that the shortfall is disappointing for our investors, but our goal is to invest in stocks we believe are positioned for outperformance over a two-to-three-year time frame. Although this can lead to swings in short-term performance relative to the benchmark, we are focused on making sure the fund is invested in fundamentally sound, undervalued companies with the potential for market-beating returns. Moreover, the fund holds a number of companies that are creating shareholder value by paying above-average dividends and buying back shares. We therefore believe the portfolio is well positioned from a longer-term perspective, notwithstanding its underperformance of the past year.

Both sector allocations and stock selection contributed to the deficit. We held an underweight allocation to utilities and real estate investment trusts, which proved to be a headwind given that both groups registered robust gains in the first half of the period. We began to reduce the extent of these underweights, but we put the money to work gradually as opportunities permitted rather than establishing the positions all at once. The fund therefore had an above-average cash weighting for much of the year, which was an additional drag on returns in the rising market.

Stock selection also played a role in the fund’s underperformance, with our weakest relative results occurring in the consumer discretionary, industrials and materials sectors.

Houghton Mifflin Harcourt Co. was the largest individual detractor for the year. The company experienced a larger loss of market share than investors anticipated, leading to the resignation of its chief executive officer. Believing the fundamental case for the stock had changed, we began to reduce the position late in the year. We also lost ground from an investment in TEGNA, Inc., an operator of local television stations with many properties in election battleground states. Ad spending came in below expectations due in part to President-elect Donald Trump’s non-traditional approach to campaigning, which weighed on sentiment toward TEGNA. We maintained the position, however, as we think this is a short-term issue that obscures the strength in the company’s recurring revenues.

Hanesbrands, Inc., which we see as a steady, high-quality company with robust free cash flow, nonetheless finished the year as one of our leading detractors. The company missed earnings expectations in late 2015 due to a shift in Wal-Mart Stores, Inc.'s approach to inventory management, pressuring its shares. The stock has since continued to trade at a lower valuation even though it exceeded analysts’ expectations in the subsequent three calendar quarters. We maintained the position on the belief that Hanesbrands is attractively valued relative to its fundamentals. Pitney Bowes, Inc. was another detractor of note. Its management team signaled an improving growth outlook, but profits ultimately came in below expectations and caused investors to lose confidence in the company. Believing the fundamental case had changed, we began to reduce our weighting in Pitney Bowes late in the period.

Crane Co., a designer and manufacturer of engineered industrial products, was one of the leading contributors to fund performance. The company makes a variety of technologies, including pumps and valves, supplies for the aerospace industry, and the equipment that allows vending machines to receive cash. Crane has consistently exceeded earnings estimates, and investors continued to ratchet their growth expectations higher throughout the period. Xylem, Inc., a producer of water-treatment systems and a long-time portfolio holding, also generated strong gains behind the rising demand for its products. While we continue to like the company’s fundamentals, we elected to sell the position on the basis of its valuation.

"Mid-cap stocks performed very well and outpaced large caps by a comfortable margin in the past year."

Outlook and Positioning

The fund’s management team changed during the first calendar quarter, but we maintained the same disciplined, value-oriented and research-driven style the fund employed in the past. We continued to manage the portfolio with a lower valuation than the mid-cap market as a whole, and we retained a focus on companies with robust fundamentals, high free cash flow and healthy balance sheets.

With that said, we did make two shifts of note. First, the fund now strives to maintain sector weightings that are more closely in line with the benchmark, which we believe can help reduce the impact of sector allocations on the fund’s relative performance. Second, we are placing a larger emphasis on higher-quality companies that are trading below their intrinsic values due to factors that have caused their stocks to fall temporarily out of favor. At a time in which market performance has been driven largely by liquidity flows, we saw a growing opportunity set among these types of companies.

Two prime examples are Polaris Industries, Inc. and Scripps Networks Interactive, Inc., both of which posted robust gains after we added them to the portfolio. Polaris, a maker of snowmobiles, all-terrain vehicles and motorcycles, underperformed significantly in late 2015 due to high warranty costs associated with a major product recall. We viewed this as a temporary issue, and we saw a potential opportunity from the company’s new product introductions. Polaris’ fundamentals indeed remained on track — highlighted by a high return on capital and rising free cash flow — helping its shares to begin moving off of their discounted levels late in the period. Scripps, for its part, hit a difficult patch due to its need to renegotiate with content distributors. We believe these concerns were too heavily reflected in the stock, enabling us to establish a position at an attractive valuation. In our view, both stocks provide an excellent illustration of our preference for undervalued, higher-quality companies.

Ten Largest Equity Holdings at November 30, 2016 (29.7% of Net Assets)
1. Harris Corp. International communications equipment company focused on product, system and service solutions	3.4%
2. Synchrony Financial Consumer financial services company	3.1%
3. Keysight Technologies, Inc. Offers electronic measurement services using wireless, modular and software solutions	3.1%
4. KeyCorp Provides a wide range of retail and commercial banking services	3.1%
5. QEP Resources, Inc. Independent natural gas and oil exploration and production company	3.0%
6. Axis Capital Holdings Ltd. Provides property and casualty reinsurance on a global basis	3.0%
7. Cimarex Energy Co. Producer of crude oil and natural gas	2.9%
8. Lazard Ltd. Provides domestic and international financial advisory services	2.7%
9. Crane Co. Manufactures engineered industrial products	2.7%
10. TEGNA, Inc. International broadcasting and digital media company	2.7%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 51 for contact information.

Portfolio Management Team

Richard Hanlon, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2013 with 23 years of industry experience. Previously, he founded Glenville Capital Management, where he served as Managing Partner. Prior to that, he worked as a Partner and Co-Head of the Equity Group at Silvercrest Asset Management Group. Before joining Silvercrest, he was Director of Research and a portfolio manager at DLJ Asset Management.

— BA in Economics, University at Albany, State University of New York.

Mary Schafer, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2013 with 15 years of industry experience. Prior to joining, she was a Co-Founder and Principal of Lockwell Investments. Previously, she worked as an Executive Director at Morgan Stanley Investment Management and as an Analyst at Lehman Brothers, Neuberger Berman and Deutsche Bank Securities.

— BA in Molecular, Cellular and Developmental Biology, University of Colorado; MBA in Finance and Accounting, Columbia Business School.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Mid-Cap Value Funds category tracks mid-sized U.S. companies with valuations and growth rates below their mid-cap peers.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

The consumer discretionary sector consists of companies that produce goods and services that are not necessities in everyday life.

Performance Summary November 30, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of as of 11/30/16
Unadjusted for Sales Charge	4.80%	14.29%	6.92%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–1.22%	12.94%	6.29%
Russell Midcap® Value Index†	14.25%	15.58%	7.51%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of as of 11/30/16
Unadjusted for Sales Charge	4.04%	13.42%	6.14%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.04%	13.42%	6.14%
Russell Midcap® Value Index†	14.25%	15.58%	7.51%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of as of 11/30/16
No Sales Charges	4.49%	14.01%	6.64%
Russell Midcap® Value Index†	14.25%	15.58%	7.51%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of as of 11/30/16
No Sales Charges		5.15%	5.52%
Russell Midcap® Value Index†		14.25%	6.64%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of as of 11/30/16
No Sales Charges	5.03%	14.56%	7.22%
Russell Midcap® Value Index†	14.25%	15.58%	7.51%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of as of 11/30/16
No Sales Charges	5.02%	14.59%	7.25%
Russell Midcap® Value Index†	14.25%	15.58%	7.51%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2016 are 1.25%, 2.00%, 1.64%, 0.97%, 1.02% and 0.96% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares for periods prior to inception on March 1, 2011 are derived from the historical performance of Class A shares of Deutsche Mid Cap Value Fund during such periods and have been adjusted to reflect higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Mid Cap Value Fund — Class A ■ Russell Midcap Value Index†

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014.

† Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
11/30/16	$ 17.79	$ 17.31	$ 17.74	$ 17.80	$ 17.80	$ 17.81
11/30/15	$ 18.42	$ 18.06	$ 18.40	$ 18.41	$ 18.43	$ 18.44
Distribution Information as of 11/30/16
Income Dividends, Twelve Months	$ .01	$ —	$ —	$ .06	$ .06	$ .06
Capital Gain Distributions, Twelve Months	$ 1.34	$ 1.34	$ 1.34	$ 1.34	$ 1.34	$ 1.34

Investment Portfolio as of November 30, 2016

	Shares	Value ($)

Common Stocks 95.1%
Consumer Discretionary 13.7%
Auto Components 2.0%
Visteon Corp.	85,801	6,749,965
Diversified Consumer Services 1.2%
Houghton Mifflin Harcourt Co.*	360,945	3,988,442
Leisure Products 2.4%
Polaris Industries, Inc. (a)	97,100	8,434,106
Media 4.8%
Scripps Networks Interactive, Inc. "A"	108,200	7,493,932
TEGNA, Inc.	411,929	9,239,567
		16,733,499
Specialty Retail 1.0%
Staples, Inc.	359,700	3,478,299
Textiles, Apparel & Luxury Goods 2.3%
Hanesbrands, Inc.	346,972	8,060,160
Consumer Staples 4.3%
Food Products
Conagra Foods, Inc.	184,024	6,751,840
Lamb Weston Holdings, Inc.*	83,441	2,793,605
Pinnacle Foods, Inc.	106,500	5,278,140
		14,823,585
Energy 8.0%
Oil, Gas & Consumable Fuels
Cimarex Energy Co.	72,982	10,062,758
Noble Energy, Inc.	195,300	7,452,648
QEP Resources, Inc.*	532,280	10,464,625
		27,980,031
Financials 21.2%
Banks 5.2%
First Republic Bank	90,045	7,374,686
KeyCorp	617,759	10,693,408
		18,068,094
Capital Markets 2.7%
Lazard Ltd. "A"	246,151	9,562,966
Consumer Finance 3.2%
Synchrony Financial	316,953	10,953,896
Insurance 10.1%
Axis Capital Holdings Ltd.	169,241	10,325,394
CNO Financial Group, Inc.	430,622	7,708,134
Hartford Financial Services Group, Inc.	193,403	9,113,149
Reinsurance Group of America, Inc.	64,187	7,834,023
		34,980,700
Health Care 4.5%
Health Care Providers & Services 3.3%
HealthSouth Corp.	203,413	8,476,220
MEDNAX, Inc.*	45,036	2,948,507
		11,424,727
Life Sciences Tools & Services 1.2%
PerkinElmer, Inc.	83,589	4,239,634
Industrials 12.0%
Aerospace & Defense 0.7%
BWX Technologies, Inc.	68,114	2,667,344
Commercial Services & Supplies 1.9%
Pitney Bowes, Inc.	456,419	6,549,613
Machinery 6.9%
Crane Co.	127,870	9,397,166
Snap-on, Inc.	46,869	7,836,497
Stanley Black & Decker, Inc.	57,483	6,819,208
		24,052,871
Trading Companies & Distributors 2.5%
AerCap Holdings NV*	200,197	8,578,442
Information Technology 12.4%
Communications Equipment 3.4%
Harris Corp.	113,718	11,776,636
Electronic Equipment, Instruments & Components 4.3%
Dolby Laboratories, Inc. "A"	95,483	4,406,540
Keysight Technologies, Inc.*	291,528	10,736,976
		15,143,516
IT Services 2.6%
Convergys Corp.	345,724	8,943,880
Technology Hardware, Storage & Peripherals 2.1%
NetApp, Inc.	196,200	7,173,072
Materials 6.3%
Chemicals
Ashland Global Holdings, Inc.	67,516	7,609,053
Celanese Corp. "A"	110,160	8,737,891
CF Industries Holdings, Inc.	186,400	5,394,416
		21,741,360
Real Estate 6.3%
Equity Real Estate Investment Trusts (REITs)
Brixmor Property Group, Inc.	256,000	6,233,600
Gaming and Leisure Properties, Inc.	264,118	8,058,240
Physicians Realty Trust	422,241	7,651,007
		21,942,847
Utilities 6.4%
Electric Utilities 1.8%
Eversource Energy	125,532	6,479,962
Multi-Utilities 4.6%
DTE Energy Co.	86,200	8,024,358
WEC Energy Group, Inc.	140,283	7,857,251
		15,881,609
Total Common Stocks (Cost $294,260,541)		330,409,256

Securities Lending Collateral 2.7%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.30% (b) (c) (Cost $9,547,030)	9,547,030	9,547,030

Cash Equivalents 5.1%
Deutsche Central Cash Management Government Fund, 0.38% (b) (Cost $17,708,939)	17,708,939	17,708,939

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $321,516,510)†	102.9	357,665,225
Other Assets and Liabilities, Net	(2.9)	(10,189,795)
Net Assets	100.0	347,475,430

* Non-income producing security.

† The cost for federal income tax purposes was $321,753,435. At November 30, 2016, net unrealized appreciation for all securities based on tax cost was $35,911,790. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,846,413 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,934,623.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" include pending sales, amounting to $938,088, that are also on loan. The value of securities loaned at November 30, 2016 amounted to $9,372,194, which is 2.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 330,409,256	$ —	$ —	$ 330,409,256
Short-Term Investments (d)	27,255,969	—	—	27,255,969
Total	$ 357,665,225	$ —	$ —	$ 357,665,225

There have been no transfers between fair value measurement levels during the year ended November 30, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of November 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $294,260,541) — including $9,372,194 of securities loaned	$ 330,409,256
Investment in Government & Agency Securities Portfolio (cost $9,547,030)*	9,547,030
Investment in Deutsche Central Cash Management Government Fund (cost $17,708,939)	17,708,939
Total investments in securities, at value (cost $321,516,510)	357,665,225
Cash	11
Receivable for investments sold	2,472,849
Receivable for Fund shares sold	676,557
Dividends receivable	676,814
Interest receivable	23,112
Foreign taxes recoverable	1,289
Other assets	36,290
Total assets	361,552,147
Liabilities
Payable upon return of securities loaned	9,547,030
Payable for investments purchased	2,963,658
Payable for Fund shares redeemed	997,337
Accrued management fee	187,986
Accrued Directors' fees	6,001
Other accrued expenses and payables	374,705
Total liabilities	14,076,717
Net assets, at value	$ 347,475,430
Net Assets Consist of
Undistributed net investment income	2,689,655
Net unrealized appreciation (depreciation) on investments	36,148,715
Accumulated net realized gain (loss)	10,854,403
Paid-in capital	297,782,657
Net assets, at value	$ 347,475,430

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($89,655,989 ÷ 5,038,382 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 17.79
Maximum offering price per share (100 ÷ 94.25 of $17.79)	$ 18.88

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,142,715 ÷ 1,568,349 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)

$ 17.31
Class R Net Asset Value, offering and redemption price per share ($25,603,986 ÷ 1,443,127 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.74
Class R6 Net Asset Value, offering and redemption price per share ($1,194,129 ÷ 67,079 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.80
Class S Net Asset Value, offering and redemption price per share ($169,948,103 ÷ 9,549,127 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 17.80
Institutional Class Net Asset Value, offering and redemption price per share ($33,930,508 ÷ 1,904,818 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 17.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended November 30, 2016
Investment Income
Income: Dividends	$ 6,588,074
Income distributions — Deutsche Central Cash Management Government Fund	80,081
Securities lending income, net of borrower rebates	55,808
Other income	11,745
Total income	6,735,708
Expenses: Management fee	2,534,547
Services to shareholders	582,698
Distribution and service fees	566,366
Custodian and accounting fees	60,329
Professional fees	79,544
Reports to shareholders	51,423
Registration fees	106,042
Directors' fees and expenses	16,165
Other	18,475
Total expenses before expense reductions	4,015,589
Expense reductions	(66,478)
Total expenses after expense reductions	3,949,111
Net investment income	2,786,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	10,777,938
Change in net unrealized appreciation (depreciation) on investments	5,410,088
Net gain (loss)	16,188,026
Net increase (decrease) in net assets resulting from operations	$ 18,974,623

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended November 30,
	2016	2015
Operations: Net investment income (loss)	$ 2,786,597	$ 687,576
Net realized gain (loss)	10,777,938	25,350,746
Change in net unrealized appreciation (depreciation)	5,410,088	(8,895,130)
Net increase (decrease) in net assets resulting from operations	18,974,623	17,143,192
Distributions to shareholders from: Net investment income: Class A	(52,456)	(4,492)
Class R6	(1,133)	(36)
Class S	(552,281)	(340,292)
Institutional Class	(90,024)	(17,875)
Net realized gains: Class A	(5,962,428)	(2,055,262)
Class B	(1,152)*	(8,367)
Class C	(1,999,191)	(730,901)
Class R	(1,421,274)	(468,982)
Class R6	(30,906)	(385)
Class S	(13,473,188)	(5,163,726)
Institutional Class	(2,249,010)	(271,098)
Total distributions	(25,833,043)	(9,061,416)
Fund share transactions: Proceeds from shares sold	156,574,522	152,852,734
Reinvestment of distributions	24,614,123	8,730,968
Payments for shares redeemed	(153,757,482)	(70,439,435)
Net increase (decrease) in net assets from Fund share transactions	27,431,163	91,144,267
Increase (decrease) in net assets	20,572,743	99,226,043
Net assets at beginning of period	326,902,687	227,676,644
Net assets at end of period (including undistributed net investment income of $2,689,655 and $569,282, respectively)	$ 347,475,430	$ 326,902,687

* For the period from December 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 18.42	$ 17.96	$ 15.80	$ 11.87	$ 10.56
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.03	.00*	.10	.12
Net realized and unrealized gain (loss)	.61	1.12	2.26	3.96	1.27
Total from investment operations	.72	1.15	2.26	4.06	1.39
Less distributions from: Net investment income	(.01)	(.00)*	(.10)	(.13)	(.08)
Net realized gain	(1.34)	(.69)	—	—	—
Total distributions	(1.35)	(.69)	(.10)	(.13)	(.08)
Net asset value, end of period	$ 17.79	$ 18.42	$ 17.96	$ 15.80	$ 11.87
Total Return (%)[b,c]	4.80	6.67	14.38	34.54	13.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	78	54	50	38
Ratio of expenses before expense reductions (%)	1.23	1.25	1.28	1.31	1.33
Ratio of expenses after expense reductions (%)	1.22	1.22	1.24	1.22	1.31
Ratio of net investment income (loss) (%)	.69	.19	.01	.68	1.03
Portfolio turnover rate (%)	62	34	34	98	28

[a] Based on average shares outstanding during period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 18.06	$ 17.75	$ 15.67	$ 11.77	$ 10.48
Income (loss) from investment operations: Net investment income (loss)[a]	.01	(.10)	(.12)	(.01)	.03
Net realized and unrealized gain (loss)	.58	1.10	2.23	3.95	1.27
Total from investment operations	.59	1.00	2.11	3.94	1.30
Less distributions from: Net investment income	—	—	(.03)	(.04)	(.01)
Net realized gain	(1.34)	(.69)	—	—	—
Total distributions	(1.34)	(.69)	(.03)	(.04)	(.01)
Net asset value, end of period	$ 17.31	$ 18.06	$ 17.75	$ 15.67	$ 11.77
Total Return (%)[b,c]	4.04	5.87	13.48	33.57	12.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	26	19	17	13
Ratio of expenses before expense reductions (%)	2.00	2.00	2.04	2.06	2.08
Ratio of expenses after expense reductions (%)	1.99	1.97	1.99	1.97	2.07
Ratio of net investment income (loss) (%)	.08	(.57)	(.74)	(.07)	.27
Portfolio turnover rate (%)	62	34	34	98	28
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class R	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 18.40	$ 17.98	$ 15.82	$ 11.87	$ 10.55
Income (loss) from investment operations: Net investment income (loss)[a]	.08	(.01)	(.03)	.05	.11
Net realized and unrealized gain (loss)	.60	1.12	2.25	3.99	1.26
Total from investment operations	.68	1.11	2.22	4.04	1.37
Less distributions from: Net investment income	—	—	(.06)	(.09)	(.05)
Net realized gain	(1.34)	(.69)	—	—	—
Total distributions	(1.34)	(.69)	(.06)	(.09)	(.05)
Net asset value, end of period	$ 17.74	$ 18.40	$ 17.98	$ 15.82	$ 11.87
Total Return (%)[b]	4.49	6.42	14.08	34.30	13.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	18	12	1.2
Ratio of expenses before expense reductions (%)	1.59	1.64	1.59	1.61	1.64
Ratio of expenses after expense reductions (%)	1.50	1.47	1.48	1.47	1.59
Ratio of net investment income (loss) (%)	.48	(.06)	(.15)	.35	.96
Portfolio turnover rate (%)	62	34	34	98	28
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class R6	Years Ended November 30,		Period Ended 11/30/14[a]
	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 18.41	$ 17.97	$ 17.89
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.09	.02
Net realized and unrealized gain (loss)	.59	1.10	.06
Total from investment operations	.79	1.19	.08
Less distributions from: Net investment income	(.06)	(.06)	—
Net realized gain	(1.34)	(.69)	—
Total distributions	(1.40)	(.75)	—
Net asset value, end of period	$ 17.80	$ 18.41	$ 17.97
Total Return (%)	5.15	6.94[c]	.45**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.20		.01
Ratio of expenses before expense reductions (%)	.88	.97	.91*
Ratio of expenses after expense reductions (%)	.88	.97	.91*
Ratio of net investment income (loss) (%)	1.19	.51	.33*
Portfolio turnover rate (%)	62	34	34[d]

[a] For the period from August 25, 2014 (commencement of operations) to November 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended November 30, 2014.

* Annualized

** Not annualized

Class S	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 18.43	$ 17.97	$ 15.81	$ 11.87	$ 10.57
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.08	.04	.13	.15
Net realized and unrealized gain (loss)	.60	1.12	2.26	3.97	1.26
Total from investment operations	.77	1.20	2.30	4.10	1.41
Less distributions from: Net investment income	(.06)	(.05)	(.14)	(.16)	(.11)
Net realized gain	(1.34)	(.69)	—	—	—
Total distributions	(1.40)	(.74)	(.14)	(.16)	(.11)
Net asset value, end of period	$ 17.80	$ 18.43	$ 17.97	$ 15.81	$ 11.87
Total Return (%)[b]	5.03	6.94	14.65	34.95	13.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170	175	135	136	121
Ratio of expenses before expense reductions (%)	1.02	1.02	1.05	1.08	1.10
Ratio of expenses after expense reductions (%)	1.00	.97	.99	.97	1.07
Ratio of net investment income (loss) (%)	1.01	.44	.26	.96	1.29
Portfolio turnover rate (%)	62	34	34	98	28
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 18.44	$ 17.97	$ 15.81	$ 11.89	$ 10.59
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.10	.04	.13	.16
Net realized and unrealized gain (loss)	.62	1.11	2.26	3.96	1.26
Total from investment operations	.77	1.21	2.30	4.09	1.42
Less distributions from: Net investment income	(.06)	(.05)	(.14)	(.17)	(.12)
Net realized gain	(1.34)	(.69)	—	—	—
Total distributions	(1.40)	(.74)	(.14)	(.17)	(.12)
Net asset value, end of period	$ 17.81	$ 18.44	$ 17.97	$ 15.81	$ 11.89
Total Return (%)	5.02[b]	7.00	14.65[b]	34.89[b]	13.67[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	29	7	7	27
Ratio of expenses before expense reductions (%)	.97	.96	1.00	.98	.97
Ratio of expenses after expense reductions (%)	.97	.96	.99	.96	.97
Ratio of net investment income (loss) (%)	.92	.54	.26	.99	1.39
Portfolio turnover rate (%)	62	34	34	98	28
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Mid Cap Value Fund (the "Fund") is a diversified series of Deutsche Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended November 30, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of November 30, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of November 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of November 30, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio or receivable for pending sales. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2016 through November 30, 2016, the Fund elects to defer qualified late year losses of approximately $1,643,000 of net long-term realized capital losses and $919,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending November 30, 2017.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,689,655
Undistributed long-term capital gains	$ 13,653,204
Net unrealized appreciation (depreciation) on investments	$ 35,911,790

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2016	2015
Distributions from ordinary income*	$ 2,092,199	$ 2,710,432
Distributions from long-term capital gains	$ 23,740,844	$ 6,350,984

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended November 30, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $205,673,222 and $198,088,716, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $250 million of such net assets	.720%
Next $2.0 billion of such net assets	.700%
Next $1.5 billion of such net assets	.680%
Over $4.0 billion of such assets	.660%

Accordingly, for the year ended November 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.74% of the Fund's average daily net assets.

For the period from December 1, 2015 through February 29, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class R	1.47%
Class R6	.97%
Class S	.97%
Institutional Class	.97%

For the period from March 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.26%
Class C	2.01%
Class R	1.51%
Class R6	1.01%
Class S	1.01%
Institutional Class	1.01%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.25%
Class C	2.00%
Class R	1.50%
Class R6	1.00%
Class S	1.00%
Institutional Class	1.00%

In addition, effective March 1, 2016, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses,taxes, brokerage and interest) at 0.96%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 6,411
Class B	101
Class C	3,782
Class R	17,680
Class S	37,368
Institutional Class	1,136
$ 66,478

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2016
Class A	$ 26,693	$ 6,639
Class B	96	—
Class C	4,305	1,070
Class R	901	193
Class R6	214	55
Class S	107,170	26,738
Institutional Class	4,850	1,282
	$ 144,229	$ 35,977

Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. For the year ended November 30, 2016, the amount charged to the Fund for accounting services under the fund accounting agreement aggregated $51,240, of which $4,145 is unpaid.

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2016
Class B	$ 22	$ —
Class C	197,703	16,228
Class R	51,538	5,005
	$ 249,263	$ 21,233

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2016	Annual Rate
Class A	$ 201,014	$ 54,467.24%
Class B	7	—	.25%
Class C	64,566	16,580.24%
Class R	51,516	14,655.25%
	$ 317,103	$ 85,702

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2016 aggregated $12,895.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2016, the CDSC for Class C shares aggregated $7,633. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2016, DDI received $9,605 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,115, of which $6,966 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2016		Year Ended November 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,548,393	$ 41,350,354	2,089,627	$ 38,194,111
Class B	—	—	384	6,353
Class C	553,411	8,892,291	576,113	10,135,197
Class R	539,901	8,956,586	455,136	8,236,475
Class R6	67,668	1,113,448	10,049	177,594
Class S	4,673,143	76,397,812	3,921,464	70,514,114
Institutional Class	1,217,355	19,864,031	1,420,755	25,588,890
		$ 156,574,522		$ 152,852,734
Shares issued to shareholders in reinvestment of distributions
Class A	359,261	$ 5,824,579	117,886	$ 2,029,583
Class B	72*	1,145*	446	7,595
Class C	114,678	1,821,626	39,699	675,016
Class R	87,687	1,421,274	27,203	468,982
Class R6	1,980	32,039	25	421
Class S	815,546	13,198,271	310,836	5,341,477
Institutional Class	142,953	2,315,189	12,097	207,894
		$ 24,614,123		$ 8,730,968
Shares redeemed
Class A	(2,110,324)	$ (35,029,255)	(991,209)	$ (17,916,499)
Class B	(2,037)*	(32,412)*	(12,118)	(216,735)
Class C	(518,053)	(8,227,501)	(254,766)	(4,448,858)
Class R	(189,915)	(3,107,862)	(143,765)	(2,598,236)
Class R6	(13,201)	(203,263)	(1)	(18)
Class S	(5,456,222)	(89,978,401)	(2,243,450)	(40,769,503)
Institutional Class	(1,033,175)	(17,178,788)	(251,665)	(4,489,586)
		$ (153,757,482)		$ (70,439,435)
Net increase (decrease)
Class A	797,330	$ 12,145,678	1,216,304	$ 22,307,195
Class B	(1,965)*	(31,267)*	(11,288)	(202,787)
Class C	150,036	2,486,416	361,046	6,361,355
Class R	437,673	7,269,998	338,574	6,107,221
Class R6	56,447	942,224	10,073	177,997
Class S	32,467	(382,318)	1,988,850	35,086,088
Institutional Class	327,133	5,000,432	1,181,187	21,307,198
		$ 27,431,163		$ 91,144,267

* For the period from December 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Value Series, Inc. and Shareholders of Deutsche Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Mid Cap Value Fund (one of the funds constituting Deutsche Value Series, Inc.) (the Fund) as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Mid Cap Value Fund (one of the funds constituting Deutsche Value Series, Inc.) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 25, 2017

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class C, Class R, Class S and Institutional Class; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2016 to November 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/16	$ 1,047.10	$ 1,042.80	$ 1,044.80	$ 1,048.30	$ 1,047.70	$ 1,047.60
Expenses Paid per $1,000*	$ 6.35	$ 10.32	$ 7.72	$ 4.56	$ 5.22	$ 5.02
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/16	$ 1,018.80	$ 1,014.90	$ 1,017.45	$ 1,020.55	$ 1,019.90	$ 1,020.10
Expenses Paid per $1,000*	$ 6.26	$ 10.18	$ 7.62	$ 4.50	$ 5.15	$ 4.95

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Mid Cap Value Fund	1.24%	2.02%	1.51%	.89%	1.02%	.98%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $1.27 per share from net long-term capital gains during its year ended November 30, 2016.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $15,024,000 as capital gain dividends for its year ended November 30, 2016.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended November 30, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $7,621,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche Mid Cap Value Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	100	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013– December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	100	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	100	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	100	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	100	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	100	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	100	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013– December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	100	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	100	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	100	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	100	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Jack Clark[8] (1967) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

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Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	MIDVX	MIDZX	MIDTX	MIDIX
CUSIP Number	25159G 852	25159G 878	25159G 886	25159G 704
Fund Number	417	717	2117	1417

For shareholders of Class R and R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

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For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	MIDQX	MIDUX
CUSIP Number	25159G 605	25159G 720
Fund Number	1517	1617

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche mid cap value fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$57,516	$0	$5,451	$0
2015	$57,516	$0	$5,451	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$449,529	$0
2015	$0	$563,986	$2,350,151

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$5,451	$449,529	$595,469	$1,050,449
2015	$5,451	$2,914,137	$880,336	$3,799,924

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Mid Cap Value Fund, a series of Deutsche Value Series, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	1/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	1/27/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	1/27/2017